Events After the Balance Sheet	12 Months Ended
Dec. 31, 2024
Events After the Balance Sheet [Abstract]
EVENTS AFTER THE BALANCE SHEET
34.	EVENTS AFTER THE BALANCE SHEET

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were available to be issued. Based on the review, the Company did not identify any material subsequent event that is required disclosure except as disclosed below and elsewhere in the consolidated financial statements.

On January 8, 2025, the Company’s Common Stock began trading on the Nasdaq Capital Market (“Nasdaq”) under its new name, JX Luxventure Group Inc., and effective on a one-for-four (1-for-4) reverse stock split of its ordinary shares.

As of April 3, 2025, all of the remaining preferred E shares have been converted into the Company’s Common Stock.